                                 EXHIBIT 10.6




                                                       [PROGRAM OPERATING LEASE]

                 CERTAIN RIGHTS OF THE PROGRAM LESSOR UNDER THIS AGREEMENT AND IN THE SERIES 1995-1 CERTIFICATES COVERED HEREBY HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, CHEMICAL BANK AS INDENTURE TRUSTEE UNDER AN INDENTURE, DATED AS OF ___________, 1995. THIS AGREEMENT HAS BEEN EXECUTED IN MULTIPLE COUNTERPARTS. NO SECURITY INTEREST IN THE PROGRAM LESSOR'S RIGHT, TITLE AND INTEREST IN AND TO THIS AGREEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART. THIS IS NOT THE ORIGINAL COUNTERPART UNLESS IT IS SEPARATELY MARKED "ORIGINAL" AND BEARS THE MANUALLY-SIGNED RECEIPT OF THE INDENTURE TRUSTEE.


================================================================================

                                   AGREEMENT


                            dated as of ______, 1995


                                    between


                        THE CHASE MANHATTAN BANK (USA),
                       as trustee of RCL Trust 1995-1, as

                                 Program Lessee


                                      and


                              PNC BANK, DELAWARE,
             as trustee of Ford Credit Auto Lease Trust 1995-1, as

                                 Program Lessor

================================================================================

                               TABLE OF CONTENTS

                                                                                             Page
                                     ARTICLE I
                                    DEFINITIONS

    Section 1.1  Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2

                                     ARTICLE II
                                LEASE OF CERTIFICATES

    Section 2.1  Lease of Series 1995-1 Certificates  . . . . . . . . . . . . . . . . . . .     3

                                     ARTICLE III
                                  TERM AND PAYMENTS

    Section 3.1  Term   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
    Section 3.2  Payments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
    Section 3.3  Form of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
    Section 3.4  Tax Treatment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
    Section 3.5  Reserve Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4

                                     ARTICLE IV
                              UNCONDITIONAL OBLIGATION

    Section 4.1  Unconditional Obligation   . . . . . . . . . . . . . . . . . . . . . . . .     5

                                     ARTICLE V
                      RETURN OF THE SERIES 1995-1 CERTIFICATES

    Section 5.1  Delivery   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
    Section 5.2  No Liens upon Return   . . . . . . . . . . . . . . . . . . . . . . . . . .     7

                                     ARTICLE VI
                           WARRANTY OF THE PROGRAM LESSOR

    Section 6.1  Quiet Enjoyment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
    Section 6.2  Program Lessee's Rights  . . . . . . . . . . . . . . . . . . . . . . . . .     8
    Section 6.3  Assignment and Pledge of
       Series 1995-1 Certificates, Series 1995-1 Collection
       Account and Series 1995-1 Payahead Account   . . . . . . . . . . . . . . . . . . . .     8


                                     ARTICLE VII
                            LIENS; LOCATION AND INSPECTION

    Section 7.1  Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
    Section 7.2  Change of Location   . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
    Section 7.3  Inspection and Information   . . . . . . . . . . . . . . . . . . . . . . .     9

                                     ARTICLE VIII
                                 NO SUBLEASE OR RENEWAL

    Section 8.1  No Rights to Sublease or Renew   . . . . . . . . . . . . . . . . . . . . .     9

                                                                                             Page
                                          ARTICLE IX
                                PROGRAM LESSEE PURCHASE OPTION

    Section 9.1   Program Lessee's Option to Purchase . . . . . . . . . . . . . . . . . . .    10


                                          ARTICLE X
                                   LEASE EVENTS OF DEFAULT

    Section 10.1  Lease Events of Default   . . . . . . . . . . . . . . . . . . . . . . . .    11

                                          ARTICLE XI
                                           REMEDIES

    Section 11.1  Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
    Section 11.2  No Release  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13
    Section 11.3  Remedies Cumulative   . . . . . . . . . . . . . . . . . . . . . . . . . .    13
    Section 11.4  Exercise of Other Rights or Remedies  . . . . . . . . . . . . . . . . . .    14

                                          ARTICLE XII
                                      ASSIGNMENT OF LEASE

    Section 12.1  Program Lessee's Consent to Assignment
                    by Program Lessor . . . . . . . . . . . . . . . . . . . . . . . . . . .    14
    Section 12.2  Program Lessor's Consent to
                    Assignment by Program Lessee  . . . . . . . . . . . . . . . . . . . . .    15

                                          ARTICLE XIII
                                         NOTICES, ETC.

    Section 13.1  Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    15
    Section 13.2  Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . .    16
    Section 13.3  Right to Perform for Program Lessee   . . . . . . . . . . . . . . . . . .    16
    Section 13.4  Amendments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
    Section 13.5  Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
    Section 13.6  Severability of Provisions  . . . . . . . . . . . . . . . . . . . . . . .    17
    Section 13.7  Original  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
    Section 13.8  Single Transaction, Lease Characterization  . . . . . . . . . . . . . . .    17
    Section 13.9  Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
    Section 13.10 Governing Law   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
    Section 13.11 Counterpart Execution and Dating  . . . . . . . . . . . . . . . . . . . .    18
    Section 13.12 Concerning the Program Lessor   . . . . . . . . . . . . . . . . . . . . .    18

         This agreement, dated as of _______, 1995 (this "Program Operating Lease"), between (i) PNC BANK, DELAWARE a [___________ corporation], not in its individual capacity but solely as trustee of Ford Credit Auto Lease Trust 1995-1 (the "Program Lessor") and (ii) THE CHASE MANHATTAN BANK (USA), a Delaware corporation, not in its individual capacity but solely in its capacity as trustee of RCL Trust 1995-1 ("Program Lessee").


                             W I T N E S S E T H :


         WHEREAS, the Series 1995-1 Certificates (such term and other capitalized terms used herein without definition having the meanings as provided in Article I hereof) evidence the beneficial interest in the Series 1995-1 Assets, including the right to receive any lease payments in connection with the Series 1995-1 Leases and any proceeds from the disposition of Series 1995-1 Leased Vehicles;

         WHEREAS, pursuant to that certain Transfer Agreement between RCL Trust and the Lease Trust, the Series 1995-1 Certificates have been transferred to the Program Lessor;

         WHEREAS, pursuant to the Indenture, the Program Lessor has granted a security interest in the Series 1995-1 Certificates to CHEMICAL BANK, as Indenture Trustee; and

         WHEREAS, the Program Lessee desires to obtain certain rights in and to the Series 1995-1 Certificates from the Program Lessor, including all rights to payment and distribution on the Series 1995-1 Certificates during the term hereof, and the Program Lessor is willing to grant to the Program Lessee such rights in and to the Series 1995-1 Certificates for the period specified herein on the terms and conditions set forth herein.

         NOW, THEREFORE, the Program Lessor and the Program Lessee hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         Section 1.1 Definitions. Whenever used in this agreement capitalized terms have the meanings assigned to them herein or, if not defined herein, as defined in Appendix A attached hereto. To the extent that the definitions set forth herein conflict with the definitions set forth in Appendix A, or incorporated by reference therein, the definitions set forth herein shall be controlling.

         "Lease Term" has the meaning set forth in Section 3.1.

         "Notice of Lease Event of Default" has the meaning set forth in
Section 11.1.

         "Permitted Liens" means the respective rights and interests of the Program Lessor and the Indenture Trustee in the Series 1995-1 Certificates and this Program Operating Lease pursuant to the terms of the Basic Documents, including the rights of any permitted assignee of the Program Lessor or the Indenture Trustee.

         "Program Operating Lease Termination Date" means the termination date of this Program Operating Lease, which shall be earlier of (i) 60 days after the latest Scheduled Lease End Date of any Series 1995-1 Lease and (ii) the termination of the Program Operating Lease pursuant to Section 11.1(a). Notwithstanding the Program Operating Lease Termination Date, this Program Operating Lease will expire with respect to any right to receive payments on the Series 1995-1 Certificates relating to each Series 1995-1 Leased Vehicle immediately preceding the sale of such Series 1995-1 Leased Vehicle, but only if such sale occurs on or after the related Scheduled Lease End Date.

         "Program Operating Lease Termination Value" means, as of any Payment Date, an amount equal to the sum of (i) any interest due and payable on the Notes and the Lease Trust Certificates, (ii) the Outstanding Amount of the Notes and the Aggregate Certificate Balance of the Lease Trust Certificates and
(iii) any other amounts payable by the Program Lessor under the Basic
Documents.

                                   ARTICLE II
                             LEASE OF CERTIFICATES

         Section 2.1 Lease of Series 1995-1 Certificates. Subject to the terms and conditions hereof, the Program Lessor hereby agrees to lease to the Program Lessee, and the Program Lessee hereby agrees to lease from the Program Lessor, for the Lease Term referred to in Section 3.1, the Series 1995-1 Certificates, including all rights to payment of money on the Series 1995-1 Certificates during the Lease Term; provided, however, that this Program Operating Lease is subject to the prior security interest granted pursuant to the Indenture by the Program Lessor to CHEMICAL BANK, as Indenture Trustee.

                                  ARTICLE III
                               TERM AND PAYMENTS

         Section 3.1 Term. The term of this Program Operating Lease (the "Lease Term") shall begin on the Closing Date and shall end on the earlier to occur of (a) the Program Operating Lease Termination Date and (b) the date on which the Lease Trust Certificates are paid in full.

         Section 3.2 Payments. (a) On each Payment Date during the Lease Term, the Program Lessee shall pay the Basic Payment due on such Payment Date to the Program Lessor.

         (b) In addition to the Basic Payment payable by the Program Lessee to the Program Lessor pursuant to Section 3.2(a), the Program Lessee shall pay the Additional Payment to the Program Lessor on each Payment Date.

         (c) On any Payment Date, the Basic Payment and the Additional Payment shall be deemed to have been made by the Program Lessee to the extent that an amount equal to such Basic Payment and Additional Payment has been remitted to the Indenture Trustee by the Administrative Agent from amounts deposited in the Series 1995-1 Collections Account or from amounts withdrawn from the Reserve Account.

         Section 3.3 Form of Payment. All payments due under this Program Operating Lease shall be made to the Program Lessor in immediately available funds prior to 11:00 A.M., New York City time on the applicable Payment Date.

         Section 3.4 Tax Treatment. The Program Lessor and Program Lessee agree to treat the Series 1995-1 Certificates as being owned by the Program Lessee for federal and state income and franchise tax purposes and further agree that the Program Lessee is intended to be the owner of the Series 1995-1 Certificates for federal and state income and franchise tax purposes.

         Section 3.5 Reserve Account. (a) In order to assure that each Basic Payment is made on each Payment Date, the Program Lessee shall establish and maintain an account in the name of the Program Lessee at an Eligible Institution to be designated as the "Program Operating Lease Reserve Account, Series 1995-1" (the "Reserve Account"), bearing an additional designation clearly indicating that the funds deposited therein are held by the Program Lessee subject to the security interest of the Program Lessor. On the Closing Date, the Program Lessee shall deposit the Initial Reserve Account Deposit into the Reserve Account. The Reserve Account shall not be property of the Program Lessor. In order to provide for the prompt payment when due of each Basic Payment and to assure the availability of amounts on deposit in the Reserve Account, the Program Lessee hereby grants a security interest to the Program Lessor in all amounts on deposit in and credited to the Reserve Account, including the Initial Reserve Account Deposit and all proceeds thereof (such amounts, the "Reserve Account Property") to secure the payment on each Payment Date of each Basic Payment. Reserve Account Property shall be invested in Reserve Account Investments. If the institution at which the Reserve Account is maintained ceases to be an Eligible Institution, then the Reserve Account shall be moved to an Eligible Institution within ten Business Days (or such longer period not to exceed 30 calendar days as to which each Rating Agency may consent).

         (b) On each Payment Date, pursuant to Section 8.4(b) of the Indenture, the Program Lessor agrees that the Indenture Trustee shall deposit the Reserve Account Deposit Amount, if any, for such Payment Date into the

Reserve Account, which amount shall be considered Reserve Account Property subject to the security interest of the Program Lessor; provided, that the Program Lessor hereby releases, on each Payment Date, its security interest in the Reserve Account Release Amount.

         (c) On each Payment Date, pursuant to Section 8.3 of the Indenture the Program Lessor agrees that the Indenture Trustee shall (i) withdraw from the Reserve Account the Reserve Account Draw Amount, if any, for such Payment Date and apply such amount against the Basic Payment due on such Payment Date and (ii) withdraw from the Reserve Account the Reserve Account Release Amount and apply such amount against the Additional Payment due on such Payment Date. For purposes of the Lease Event of Default set forth in Section 10.1(a), to the extent that payment is made to the Indenture Trustee of the full Basic Payment on each Payment Date after giving effect to application of the Reserve Account Draw Amount, the Program Lessee shall be deemed to have made the Basic Payment in full on such Payment Date.

         (d) Any Reserve Account Property remaining at the end of the Lease Term and after payment in full of all Basic Payments and Additional Payments due hereunder shall be released to the Program Lessee.



                                   ARTICLE IV
                            UNCONDITIONAL OBLIGATION

         Section 4.1 Unconditional Obligation. The Program Lessee hereby acknowledges and agrees that the obligation of the Program Lessee to pay all Basic Payments and Additional Payments due hereunder, and the rights of the Program Lessor in and to such Basic Payments and Additional Payments, shall be absolute and unconditional and shall not be affected by any circumstance of any character, including, without limitation,

         (a) any set-off, abatement, counterclaim, suspension, recoupment, reduction, defense or other right or claim which the Program Lessee may have against the Program Lessor, the Indenture Trustee, in its individual capacity or as Indenture Trustee, any holder of a Note or Lease Trust Certificate, or any other Person for any reason whatsoever;

         (b) the breach or failure of any warranty or representation made in, or the failure to perform or comply with any of the terms of, this Program Operating Lease by the Program Lessor, the Indenture Trustee, any holder of a Note or Lease Trust Certificate or any other Person;

         (c) any amendment or other change of, or any assignment of rights under, this Program Operating Lease or any other Basic Document, or any waiver, action or inaction under or in respect of this Program Operating Lease, or any exercise or non-exercise of any right or remedy under this Program Operating Lease, including, without limitation, the exercise of any foreclosure or other remedy under the Indenture, this Program Operating Lease or the sale of the Series 1995-1 Certificates, or any part thereof or any interest therein;

         (d) any insolvency, bankruptcy or similar law affecting creditors' rights generally;

         (e) any claims as a result of any other business dealings by the Program Lessor, the Program Lessee or any Affiliate thereof, or the Indenture Trustee;

         (f) any defect in or any Lien on the title to the Series 1995-1 Certificates or any part thereof;

         (g) any change, waiver, extension, indulgence or other act or omission in respect of any obligation or liability of the Program Lessor or the Program Lessee;

         (h) any alleged failure on the part of the Program Lessor to perform or comply with any of the terms hereof or any other agreement;

         (i) any invalidity or unenforceability or disaffirmance of this Program Operating Lease or any provision hereof or any of the other Basic Documents;

         (j) any assignment, novation, merger, consolidation, sale or transfer of assets, leasing or other similar transaction of or affecting the Program Lessee or Program Lessor, whether with or without the approval of the Indenture Trustee except as expressly provided in this Program Operating Lease; or

         (k) any other circumstance or happening whatsoever whether or not similar to any of the foregoing.

         Each Basic Payment and Additional Payment made by the Program Lessee hereunder shall be final and, absent manifest error, the Program Lessee shall not seek to have any right to recover all or any part of such payment from the Program Lessor or any other Person for any reason whatsoever. The Program Lessee hereby waives, to the extent permitted by Applicable Law, any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Program Operating Lease except in accordance with the express terms hereof.

                                   ARTICLE V
                    RETURN OF THE SERIES 1995-1 CERTIFICATES

         Section 5.1 Delivery. Until the lien of the Indenture is released, the Indenture Trustee will maintain physical possession of the Series 1995-1 Certificates for the benefit of the Noteholders; provided, that the Program Lessee will continue to have all rights with respect to the Series 1995-1 Certificates set forth in this Program Operating Lease. To the extent the Program Lessee has physical possession of the Series 1995-1 Certificates, then at the end of the Lease Term the Program Lessee shall deliver the Series 1995-1 Certificates to the Program Lessor.

         Section 5.2 No Liens upon Return. At the time of return of the Series 1995-1 Certificates by the Program Lessee each Series 1995-1 Certificate shall, at the cost and expense of the Program Lessee, be free and clear of all Liens (other than any Lien of the Program Lessor or any permitted assignee of the Program Lessor).

                                   ARTICLE VI
                         WARRANTY OF THE PROGRAM LESSOR

         Section 6.1 Quiet Enjoyment. The Program Lessor warrants that during the Lease Term, so long as no Lease Event of Default shall have occurred and be continuing, the Program Lessee's receipt of the benefits of the payments on the Series 1995-1 Certificates (subject to the lien of the Indenture) shall not be interrupted by the Program Lessor or any Person claiming by, through or under the Program Lessor.

         Section 6.2 Program Lessee's Rights. So long as no Lease Event of Default shall have occurred and be continuing hereunder, the Program Lessee shall enjoy all rights as the Holder to the Series 1995-1 Certificates during the Lease Term and, except as otherwise specifically provided in the Basic Documents, shall have the exclusive claim (subject to the lien of the Indenture) during the Lease Term to receive all distributions and proceeds with respect to the Series 1995-1 Certificates; provided, however, that (A) for purposes of Section 7.1(a)(ii) of the FCTT Agreement, the Program Lessor shall remain the "Holder" and (B) for purposes of Section 2.6(b) of the FCTT Agreement, the Program Lessor and the Program Lessee shall each be a "Holder", but the Program Lessee shall indemnify the Program Lessor against any Liabilities pursuant to Section 2.6(b) of the FCTT Agreement.

         Section 6.3 Assignment and Pledge of Series 1995-1 Certificates, Series 1995-1 Collection Account and Series 1995-1 Payahead Account. The Program Lessee acknowledges that its interest in the Series 1995-1 Certificates under this Program Operating Lease is subject to the prior pledge by the Program Lessor to the Indenture Trustee under the Indenture. The Program Lessee hereby pledges, assigns and conveys its interest in the Series 1995-1 Certificates (i) to the Program Lessor to secure its obligations under this Program Operating Lease and (ii) to the Indenture Trustee to secure the obligations of the Program Lessor under the Indenture. In addition, the Program Lessee hereby pledges, assigns and conveys all of its right, title and interest in, to and under the Series 1995-1 Collection Account and the Series 1995-1 Payahead Account to (i) the Program Lessor to secure its obligations under this Program Operating Lease and (ii) to the Indenture Trustee to secure the obligations of the Program Lessor under the Indenture.

                                  ARTICLE VII
                         LIENS; LOCATION AND INSPECTION

         Section 7.1 Liens. The Program Lessee will not directly or indirectly create, assume or suffer to exist any Lien on or with respect to, among other things, the Series 1995-1 Certificates, any title thereto or any interest therein (including any rights to payment) other than Permitted Liens. The Program Lessee will promptly, at its own expense, take such action as may be necessary to duly discharge any such Lien other than a Permitted Lien.

         Section 7.2 Change of Location. If following the payment in full of the Notes and the release of the lien of the Indenture, the Program Lessee shall have obtained possession of the Series 1995-1 Certificates, then the Program Lessee shall provide the Program Lessor with written notice of its intention to relocate any Series 1995-1 Certificates in accordance with the terms hereof at least one month prior to the date such relocation is commenced. Notwithstanding the previous sentence, no relocation of any Series 1995-1 Certificates shall be commenced or made if a Lease Event of Default shall have occurred and be continuing.

         Section 7.3 Inspection and Information. At reasonable intervals during the Lease Term and at any time a Lease Event of Default has occurred and is continuing, the Program Lessor and its representatives shall have the right, but not the duty, to inspect the Series 1995-1 Certificates and all records related thereto, including all records relating to the distribution of funds with respect to the Series 1995-1 Certificates.

                                  ARTICLE VIII
                             NO SUBLEASE OR RENEWAL

         Section 8.1 No Rights to Sublease or Renew. Except as set forth in Sections 12.1 and 12.2, the Program Lessee shall not assign, pledge, sell, transfer, sublease or otherwise dispose of its interest under this Program Operating Lease at any time. Except as provided pursuant to the Basic Documents, the Program Lessee will not transfer possession or relinquish control of any Series 1995-1 Certificates. The Program Lessee may not renew the term of this Program Operating Lease.

                                   ARTICLE IX
                         PROGRAM LESSEE PURCHASE OPTION

         Section 9.1 Program Lessee's Option to Purchase. Upon the occurrence of the Program Operating Lease Termination Date with respect to any payments attributable to each Series 1995-1 Leased Vehicle, the Program Lessee may, in the circumstances set forth in the next succeeding sentence, acquire the Program Lessor's beneficial interest in such Series 1995-1 Leased Vehicle by paying to the Program Lessor an amount equal to the RCL Purchase Option Price of such Series 1995-1 Leased Vehicle. The Program Lessee shall acquire the beneficial interest in a Series 1995-1 Leased Vehicle only if (A) (i) the proceeds from the sale or disposition of such Series 1995-1 Leased Vehicle (including any Insurance Proceeds available to the Program Lessor relating to loss or damage to such Series 1995-1 Leased Vehicle), plus (ii) any amounts collected in connection with Excess Wear and Tear and Excess Mileage with respect to such Series 1995-1 Leased Vehicle, including application of any Security Deposit or Reconditioning Reserve, in each case net of sales or use taxes, minus (iii) amounts refunded pursuant to the related Series 1995-1 Lease to the related Lessee for prepaid Excess Mileage and prepaid Excess Wear and Tear and plus (iv) uncollected amounts due from the related Lessee in connection with the termination of such related Series 1995-1 Lease for Excess Mileage and Excess Wear and Tear, is greater than (B) the Residual Value of such Series 1995-1 Leased Vehicle. Upon payment by the Program Lessee of the RCL Purchase Option Price to the Program Lessor, such Series 1995-1 Leased Vehicle shall no longer be a Series 1995-1 Asset, effective as of the date of such payment, and the Program Lessor shall instruct the Administrative Agent to change its records accordingly and deliver the Certificate of Title for such Series 1995-1 Leased Vehicle to the Program Lessee or its designee. The Program Lessor and the Program Lessee each intend that the Program Lessee shall exercise such option in each instance where the amount in clause (A) of the second preceding sentence minus the amount in clause (B) of such sentence is greater than zero.

                                   ARTICLE X
                            LEASE EVENTS OF DEFAULT

         Section 10.1 Lease Events of Default. The term "Lease Event of Default," means any of the following events:

         (a) on any Payment Date, the Program Lessee shall have failed to make, or cause to be made, the Required Interest Payment portion of the Basic Payment due on such Payment Date;

         (b) the Program Lessee shall fail to perform or observe any covenant contained in Articles V or VII;

         (c) the Program Lessee shall fail to perform or observe any other covenant, condition or agreement to be performed or observed by it under this Program Operating Lease and such failure shall continue for a period of 30 days after there shall have been given to the Program Lessee by the Program Lessor a notice thereof;

         (d) any representation or warranty made by the Program Lessee in this Program Operating Lease or any other Basic Document, or any other agreement, document or certificate to which the Program Lessee is a party or which is delivered by the Program Lessee in connection herewith or therewith shall prove to have been false or incorrect in any material respect when any such representation or warranty was made or given and shall remain a misrepresentation or breach of warranty which is material and adverse to the Program Lessor or its interest in the Series 1995-1 Certificates at the time at which such misrepresentation or breach of warranty is brought to the attention of the Program Lessee; provided, however, that no such misrepresentation or breach of warranty shall constitute a Lease Event of Default if such misrepresentation or breach is curable and the Program Lessee is diligently pursuing the cure of such breach or misrepresentation and has cured it within 30 days;

         (e) a Bankruptcy, insolvency or termination shall have occurred with respect to the Program

    Lessee or a Bankruptcy shall have occurred with respect to Ford Credit Leasing; or

         (f)  there shall have occurred an Indenture Event of Default.

                                   ARTICLE XI
                                    REMEDIES

         Section 11.1 Remedies. Upon the occurrence of any Lease Event of Default and at any time thereafter so long as the same shall be continuing, the Program Lessor may, with respect to the Lease Events of Default set forth in
Section 10.1 (a), (b), (c), (d) and (f), at its option, declare this Program Operating Lease to be in default by written notice to such effect given to the Program Lessee (a "Notice of Lease Event of Default"), and upon the occurrence of a Lease Event of Default described in Section 10.1(e), this Program Operating Lease shall automatically be in default, and at any time thereafter the Program Lessor may, to the extent permitted by law, exercise one or more of the following remedies, as the Program Lessor in its sole discretion shall elect:

         (a) the Program Lessor may, by notice to the Program Lessee, rescind or terminate this Program Operating Lease;

         (b) the Program Lessor may demand that (if the Program Lessee has possession of the Series 1995-1 Certificates) the Program Lessee, and the Program Lessee shall, upon the demand of the Program Lessor, re-deliver the Series 1995-1 Certificates to the Program Lessor;

         (c) subject to the terms of the Lease Trust Agreement and the Indenture, the Program Lessor (or the Indenture Trustee) may sell the Series 1995-1 Certificates at public or private sale, as the Program Lessor may determine, in its sole discretion free and clear of any rights of the Program Lessee in the Series 1995-1 Certificates and without any duty to account to the Program Lessee with respect to such action or inaction or any proceeds with respect thereto provided, that the Program Lessee shall be entitled to receive any proceeds of such sale remaining after payment in full of the Notes and Aggregate Certificate Balance of the Lease Trust Certificates; or

         (d) the Program Lessor may, whether or not the Program Lessor shall have exercised or shall thereafter at any time exercise its rights under
    Section 11.1(b) or (c) demand, by written notice to the Program Lessee, that the Program Lessee pay to the Program Lessor, and the Program Lessee shall pay to the Program Lessor, on the Payment Date next succeeding such notice, any unpaid Basic Payments and Additional Payments (if any) due through such Payment Date plus, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Payments and Additional Payments (if any) due after such Payment Date), an amount equal to the Program Operating Lease Termination Value as of such Payment Date; provided, however, that the Program Lessor may exercise the remedy set forth in this
    Section 11.1(d) only in the event that (i) the Notes have been declared immediately due and payable pursuant to Section 5.2 of the Indenture, and such declaration has not been rescinded and annulled, and (ii) the Lease Trustee has directed the Indenture Trustee to sell the assets of the Lease Trust pursuant to Section 9.2 of the Lease Trust Agreement.

                    Section 11.2 No Release. No rescission or termination of this Program Operating Lease, in whole or in part, or repossession of the Series 1995-1 Certificates or exercise of any remedy under Section 11.1 shall, except as specifically provided therein, relieve the Program Lessee of any of its liabilities and obligations hereunder. In addition, the Program Lessee shall be liable, except as otherwise provided above, for any and all unpaid Basic Payments and Additional Payments, if any, due hereunder before, after or during the exercise of the foregoing remedies, including all reasonable legal fees and other costs and expenses incurred by the Program Lessor.

         Section 11.3 Remedies Cumulative. No remedy under Section 11.1 is intended to be exclusive, but each shall, to the fullest extent permitted by, but subject always to any mandatory requirements of, any applicable law or government regulation, be cumulative and in addi-tion to any other remedy provided under Section 11.1 or otherwise available to the Program Lessor at law or in equity. No express or implied waiver by the Program Lessor of any Lease Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Lease Event of Default. The failure or delay of the Program Lessor in exercising any rights granted it hereunder or any other Basic Document upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingencies or similar contingencies and any single or partial exercise of any particular right by the Program Lessor shall not exhaust the same or constitute a waiver of any other right provided herein.

         Section 11.4 Exercise of Other Rights or Remedies. In addition to all other rights and remedies provided in this Article XI, the Program Lessor may exercise any other rights or remedy that may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof.

                                  ARTICLE XII
                              ASSIGNMENT OF LEASE

         Section 12.1 Program Lessee's Consent to Assignment by Program Lessor. (a) The Program Lessee hereby acknowledges, and consents in all respects to, the assignment of the interest of the Program Lessor in the Program Operating Lease by the Program Lessor to the Indenture Trustee under and pursuant to the Indenture and agrees:

         (i) to make each Basic Payment and Additional Payment due or to become due hereunder directly to the Indenture Trustee to the account specified by the Indenture Trustee, so long as any Notes or Lease Trust Certificates shall be outstanding and unpaid; and

         (ii) not to seek to recover any payment (other than a payment made in mistake) made to the Indenture Trustee in accordance with the Indenture once such payment is made.

    (b) The Program Lessee hereby consents to and acknowledges the retention of possession by the Indenture Trustee of the Series 1995-1 Certificates until such time as the Notes are satisfied in full, the lien of the Indenture is released, and the Lease Trust Certificates have been paid in full.

    Section 12.2 Program Lessor's Consent to Assignment by Program Lessee. The Program Lessor hereby consents to the assignment by the Program Lessee to Ford Credit Leasing Company, Inc. of an undivided one percent interest in the Program Lessee's interest in this Program Operating Lease, including but not limited to the right to receive distributions and proceeds with respect to the Series 1995-1 Certificates and the obligation to make Basic Payments and Additional Payments.

                                  ARTICLE XIII
                                 NOTICES, ETC.

         Section 13.1 Notices. All communications, notices and consents provided for herein shall be in writing, including telecopy or other electronic or wire transmission, and shall be effective upon delivery to the Program Lessee at:

RCL Trust 1995-1
c/o The Chase Manhattan Bank (USA)
    802 Delaware Avenue
    Wilmington, Delaware 19801
    Attention:  Trust Department

and to the Program Lessor at:

Ford Credit Auto Lease Trust 1995-1
c/o PNC Bank, Delaware
    222 Delaware Avenue
    Wilmington, Delaware 19801
    Attention:  Michael B. McCarthy

         All communications (including reports), notices and consents hereunder shall, so long as any of the Series 1995-1 Certificates is subject to the lien of the Indenture, be given to the Indenture Trustee as well as to the appropriate party hereunder.

         Section 13.2 Successors and Assigns. Neither the Program Lessor nor the Program Lessee may assign its interest in this Program Operating Lease except as permitted by Sections 12.1 and 12.2. This Program Operating Lease, including all agreements, covenants, representations and warranties, shall be binding upon and inure to the benefit of the Program Lessor and its successors and permitted assigns, and the Program Lessee and its successors and permitted assigns.

         Section 13.3 Right to Perform for Program Lessee. If the Program Lessee shall fail to make any Basic Payments or Additional Payments to be made by it hereunder, or shall fail to perform or comply with any of its other agreements contained herein or in any other Basic Document or any other agreement entered into in connection therewith, the Program Lessor may, but shall not be obligated to, make such payment or perform or comply with such agreement, and the amount of such payment and the amount of all costs and expenses (including, without limitation, reasonable attorneys' and other professionals' fees and expenses) of the Program Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon, at the weighted average interest rate of the Notes, shall be due and payable by the Program Lessee upon demand.

         Section 13.4 Amendments. This Program Operating Lease may be amended by the parties hereto at any time; provided, however, that such action shall not, (x) as evidenced by an Opinion of Counsel, materially and adversely affect the interests of the Noteholders or the Lease Trust Certificateholders (unless 100% of such Noteholders and the Lease Trust Certificateholders consent thereto), (y) as confirmed by each Rating Agency then rating the Notes and the Lease Trust Certificates, cause the then current rating of any Class of Notes or the Lease Trust Certificates to be withdrawn or reduced or (z) as evidenced by an Opinion of Counsel, cause the Program Lessee or the Program Lessor to be taxed as an "association" for federal income tax purposes.

         Section 13.5 Survival. All agreements, indemnities, representations and warranties contained in this Program Operating Lease and the other Basic Documents or any agreement, document or certificate delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery of this Program Operating Lease and the expiration or other termination thereof.

         Section 13.6 Severability of Provisions. Any provisions of this Program Operating Lease which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Program Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

         Section 13.7 Original. The single executed original of this Program Operating Lease marked "Original" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Program Operating Lease. To the extent that this Program Operating Lease constitutes chattel paper, as such term is defined in the UCC as in effect in any applicable jurisdiction, no security interest in this Program Operating Lease may be created through the transfer or possession of any counterpart other than the "Original."

         Section 13.8 Single Transaction. The Program Lessor and the Program Lessee acknowledge and agree that the Basic Documents and any other agreements of the Program Lessee entered into by the Program Lessee in connection with the transactions contemplated by the Basic Documents are intended to be construed and treated for all purposes as integral and constitutive elements of a single transaction that cannot be separately assigned, assumed or rejected under the United States bankruptcy code (Title 11 of the United States Code) or any other applicable bankruptcy, insolvency or receivership laws.

         Section 13.9 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 13.10 GOVERNING LAW. THIS PROGRAM OPERATING LEASE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 13.11 Counterpart Execution and Dating. This Program Operating Lease may be executed in any number of counterparts and by each of the parties hereto on separate counterparts, all such counterparts together constituting but one and the same instrument, with the counterparts delivered to the Indenture Trustee pursuant to the Indenture being deemed the "Original" and all other counterparts being deemed duplicates.

         Section 13.12  Concerning the Program Lessor and the Program Lessee.
(a) PNC BANK, DELAWARE is entering into this Program Operating Lease solely in its capacity as Lease Trustee and not in its individual capacity and in no case shall PNC BANK, DELAWARE (or any entity acting as successor Lease Trustee) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Program Lessor hereunder or in the other Basic Documents; provided, however, that PNC BANK, DELAWARE (or any such successor Lease Trustee) shall be personally liable hereunder for its own gross negligence or willful misconduct or for its breach of its covenants, representations and warranties contained herein, to the extent covenanted or made in its individual capacity.

         (b) THE CHASE MANHATTAN BANK (USA) is entering into this Program Operating Lease solely in its capacity as Trustee of the RCL Trust and not in its individual capacity and in no case shall THE CHASE MANHATTAN BANK (USA) (or any entity acting as successor RCL Trustee) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Program Lessee hereunder or in the other Basic Documents; provided, however, that THE CHASE MANHATTAN BANK (USA) (or any such successor RCL Trustee) shall be personally liable hereunder for its own gross negligence or willful misconduct or for its breach of its covenants, representations and warranties contained herein, to the extent covenanted or made in its individual capacity.

         IN WITNESS WHEREOF, the parties hereto have caused this Program Operating Lease to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.


                                           THE CHASE MANHATTAN BANK (USA),
                                           as trustee of RCL Trust 1995-1,
                                           as Program Lessee


                                           By:
                                              ---------------------------
                                             Name:
                                             Title:



                                           PNC BANK, DELAWARE, as trustee of
                                             Ford Credit Auto Lease Trust
                                             1995-1,
                                             as Program Lessor

                                           By:
                                              ---------------------------
                                             Name:
                                             Title: